Summary
Prospectus

March 1, 2011

Before you invest, you may want to review the Fund's Statutory Prospectus and Statement of Additional Information, both of which are dated March 1, 2011 and are incorporated by reference into this Summary Prospectus, as they each contain more information about the Fund and its risks.

You can find the Fund's Prospectus and other information about the Fund online at www.VictoryFunds.com.

You may also obtain this information at no cost by calling (800) 539-3863 or by sending an e-mail request to VictoryMail@VictoryConnect.com.

You may also obtain this information at no cost from your financial intermediary.

Fund For Income

Class  A  ......  IPFIX

Class  C  ......  VFFCX

Class  I  ......  VFFIX

Class  R  ......  GGIFX

VictoryFunds.com
800-539-FUND

(800-539-3863)

Fund for Income Summary

Investment Objective

The Fund seeks to provide a high level of current income consistent with preservation of shareholders' capital.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you invest in shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available from your Investment Professional and in Investing with Victory on page 21 of the Fund's Prospectus and on page 47 of the Fund's Statement of Additional Information.

Shareholder Fees (paid directly from your investment)	Class A	Class C	Class I	Class R
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	2.00%	NONE	NONE	NONE
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sale price)	NONE	1.00%	NONE	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.49%	0.49%	0.49%	0.49%
Distribution (12b-1) Fees	0.00%	1.00%	0.00%	0.25%
Other Expenses (includes a shareholder servicing fee of 0.25% applicable to Class A shares)	0.48%	0.27%	0.19%	0.24%
Total Annual Fund Operating Expenses	0.97%	1.76%	0.68%	0.98%

Fund for Income Summary (continued)

Fees and Expenses of the Fund (continued)

Example:

The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$297	$503	$726	$1,366
Class C (If you sell your shares at the end of the period.)	$279	$554	$954	$2,073
Class C (If you do not sell your shares at the end of the period.)	$179	$554	$954	$2,073
Class I	$69	$218	$379	$847
Class R	$100	$312	$542	$1,201

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 49% of the average value of its portfolio.

Fund for Income Summary (continued)

Principal Investment Strategies

The Fund pursues its investment objective by investing primarily in securities issued by the U.S. government and its agencies or instrumentalities.

Under normal circumstances, the Fund primarily invests in:

■Mortgage-backed obligations and collateralized mortgage obligations (CMOs) issued by the Government National Mortgage Association (GNMA), with an average effective maturity ranging from 2 to 10 years.

■Obligations issued or guaranteed by the US government or by its agencies or instrumentalities with a dollar-weighted average maturity normally less than five years.

Principal Risks

The Fund's net asset value (NAV), yield and/or total return may be adversely affected if any of the following occurs:

■  The market value of securities acquired by the Fund declines.

■  The portfolio manager does not execute the Fund's principal investment strategies effectively.

■  Interest rates rise.

■  The Fund reinvests at lower interest rates amounts that the Fund receives as interest, sale proceeds or amounts received as a result of prepayment of mortgage-related securities.

■  The rate of inflation increases.

■  The average life of a mortgage-related security is shortened or lengthened.

You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not FDIC insured or guaranteed by any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment by investors who can afford to weather changes in the value of their investment.

Fund for Income Summary (continued)

Investment Performance

The bar chart and table that follow indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions.

The table shows how the average annual total returns for Class A, C and R shares of the Fund, including applicable maximum sales charges, compare to those of a broad-based market index. We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at VictoryFunds.com.

Calendar Year Returns for Class R Shares

Highest/lowest quarterly results during this time period were:

Highest  3.64% (quarter ended September 30, 2001)

Lowest  -1.17% (quarter ended June 30, 2004)

Fund for Income Summary (continued)

Average Annual Total Returns (For the Periods ended December 31, 2010)	1 Year	5 Years	10 Years (or Life of Fund)
CLASS R
Before Taxes	6.52%	5.59%	4.78%
After Taxes on Distributions	4.45%	3.41%	2.63%
After Taxes on Distributions and Sale of Fund Shares	4.21%	3.48%	2.78%
CLASS A
Before Taxes	4.46%	5.19%	4.62%
CLASS C
Before Taxes	4.66%	4.75%	3.68%[1]
INDEX
Barclays Capital 1-5 Year U.S. Gov't Bond Index Index returns reflect no deduction for fees, expenses or taxes.	3.57%	4.92%	4.59%

1Performance is from March 1, 2002, inception date of Class C shares.

Management of the Fund:

Investment Adviser

Victory Capital Management Inc.

Portfolio Manager

Heidi L. Adelman is Chief Investment Officer Mortgage Investments and is a Director of the Adviser, and is the portfolio manager of the Fund. She has been a portfolio manager of the Fund since March 2006.

Fund for Income Summary (continued)

Purchase and Sale of Fund Shares

The minimum initial purchase is $2,500 for regular accounts and $1,000 for IRAs, gifts to minors, and purchases through an automatic investment plan. The minimum subsequent investment is $250. We may reduce or waive the minimums in some cases.

You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value after the Fund receives your request in good order.

Tax Information

The Fund's distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Taxes may be imposed on withdrawals from tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the other intermediary and its salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

VF-FFI-SUMPRO (3/11)